                                                                  EX-99.906.CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In connection with the shareholder report of American Century World Mutual
Funds, Inc. (the "Registrant") on Form N-CSR for the period ending May 31, 2004
(the "Report"), we, the undersigned, certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 6, 2004

                                  /s/ William M. Lyons
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                                  William M. Lyons
                                  President
                                  (chief executive officer)

                                  /s/ Maryanne L. Roepke
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                                  Maryanne L. Roepke
                                  Sr. Vice President, Treasurer, and
                                  Chief Accounting Officer
                                  (chief financial officer)